Fourth largest in the world
#1 LDC in gas storage
#2 in renewable sales in the Great Lakes area
Cross Winds
Energy Park
Ludington Pumped Storage
Ray Compressor Station
Investor Meetings
July 9 & 10, 2015
Exhibit 99.1

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the
Securities
Exchange
Act
of
1934,
Rule
175
of
the
Securities
Act
of
1933,
and
relevant
legal
decisions.
The
forward-looking
statements are subject to risks and uncertainties.
All forward-looking statements should be considered in the context of the risk
and
other
factors
detailed
from
time
to
time
in
CMS
Energy’s
and
Consumers
Energy’s
Securities
and
Exchange
Commission
filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND
INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended
December 31, 2014 and as updated in subsequent 10-Qs.  CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING
STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.
CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.
The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance.  A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix
and
posted
on
our
website
at
www.cmsenergy.com.
CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted
(non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.
Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor
relations
section
of
the
CMS
Energy
website,
www.cmsenergy.com
and
Securities
and
Exchange
Commission
filings.

.
.
.
.
business
model
is
delivering
results.
2
•
Senator Nofs
introduced energy bill
–
Improvement to 2008 Law
•
PA 169 (cost of service) approved
–
Improves industrial rate competitiveness by 4%
•
MISO Zone 7 capacity shortfall 1,300 MW
–
More upside to ten-year $15.5 billion capital investment plan
•
Representative Nesbitt introduced energy bill
–
Restores full regulatory model

.
.
.
.
next
10
years
even
brighter
than
last
10
year
record!
Supported By
UPSIDES
create
headroom
PARTNERS
in progress
PASSION
to
improve
for
customers
AND
owners
SELF-FUNDED!
Our Growth Engine
Billion
$15.5
More “upside”
$5 bil
NOT yet in Plan!
(2015-2024 Capex)
(Investment, Sales, Cost, & DIG)
(Customers, Regulators, & Policy Makers)
(Value, Reliability, & Environment)

Senator Nofs' Bill . . . .

CMS ENERGY

Subsidies

Renewables
Gas

REGULATORY REFORMS

.
.
.
.
contains
necessary
improvements
for
Michigan
Energy
Law.
•
“Fair Choice,” no subsidies
•
10% cap and queue remain
•
Minimum of three years firm capacity requirement
•
One-time election, “one-way door”
•
Integrated Resource Plan (IRP) replaces Certificate of Necessity
•
270 day approval process
•
Renewable standard repealed, to be handled in IRP
•
Energy efficiency 1% per year through 2018
•
Net metering –
wholesale prices, “no subsidies”
•
Rate cases completed in ten months (vs twelve)
•
No self-implementation
•
Decoupling
for
gas
AND
electric

.
.
.
.
provide
stability.
John Quackenbush (R),
Chairman
Term Ends:  July 2, 2017
Greg White (I)
Term Ended:  July 2, 2015
Sally Talberg (I)
Term Ends:
July 2, 2019
Commission
Powering Michigan’s
Comeback
Governor
Rick Snyder
Energy Committee Chairs
Senator
Mike Nofs
House Rep.
Aric Nesbitt
Consistent
Leadership!

-20
-10
0
10
20
2013
2014
2015
2016
Residential Bills
Industrial Rates
(13)%
(15)%
(19)%
(13)%
National Avg
%
Better
Worse
Rates
Rates &
Fuel
-30
-20
-10
0
10
20
30
2013
2014
2015
2016
26%
21%
11%
Midwest Avg
%
4%
Better
Worse
Rates &
Fuel
Flat
(8)%
Plus
.
.
.
.
affordable
for
residential
and
improving
for
industrial
customers.
Plus
(17)%
Policy could
eliminate gap
Rates &
Act 169
Rates &
Act 169
Rates

Investment "Catch-up"....

Catch-Up
Restructuring
> $1.5 per year

[redacted]

2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
.
.
.
.
creating
an
opportunity
for
the
next
ten
years.
Amount
(billions)
$1.8
CMS
Peers
_ _ _ _ _
a
Based on December 31, 2014 information percent of market cap
Source: 10K; actual amounts through 2014 smoothed for illustration
7
14%
15%
16%
12%
20%
15%
Capex
Liquidity
Cash Flow
(oper)
Consumers
Energy
Peer
Average
Peer Performance
a

Capex up 45% . . . .

Organic Growth +45%
+30% Opportunity
Electric Maintenance
Gas Infrastructure
Electric Reliability
Smart Energy
Environ.
New Generation
Electric Maintenance
Gas Infrastructure
New Generation
Environ.
Smart Energy
Electric Reliability
Generation Capacity
Renewables
Grid Modernization

. . . . opportunity for another 30%, with no “big bets” over ten years! 2015-2024 8 2005-2014 $10.7 bil $15.5 bil Opportunity $20 + bil

Growing the Gas Business . . . .

$7
0
2005 - 2014
2015 - 2024

.
.
.
.
expanding
one
of
the
largest
systems
in
the
country.
$2.9
Amount
(bils)
$5.6
Capital Investment
+93%
Pipeline Integrity
Civic Improvement
Capacity &
Deliverability
Compression
& Other
Infrastructure
New Customers
Gas service area
Transmission line
Compressor stations
Storage fields
Interconnects
Gas Service Territory
-
1.7 million customers
-
28,854 miles of distribution and transmission
-
309 Bcf
gas storage capacity

.
.
.
.
investing
$5.6
billion
over
the
next
10
years.
Main Replacements
800 miles
$1 billion
Modernization
6 city gates, 7 regulation stations,
24 relief valves
New Connections
100,000 customers
$550 million
Replace Transmission Mains
275 miles
More Conversions
70,000 customers
Compression
35,000 hp
$300 million

Upside Capacity Opportunities . . . .

NOT IN PLAN potential for ~3,000 MW of owned capacity
7,500
Jackson Plant Replaces Classic Seven
ROA Customers Return?
Palisades PPA Expires 2022
MCV PPA Expires 2025

.
.
.
.
emerging
incrementally
with
replacements
not
yet
in
plan!
~800 MW
1,240 MW
MW
PPA
2,600
capacity
~30%
~8,600 MW
540 MW
410 MW
Shortfall
Owned
6,000
780 MW
~9,400
MW
11,000
Owned
8,820
PPA
580
Capacity Growth Over Next Ten Years
11
PPA’s Expire
Lower customer bills
2015
2022
2025
201X
Today
Future

.
.
.
.
adding
value
to
our
“DIG”
plant.
$0.50
$2.00
$4.50
$7.50
Capacity
price
($ kW per
month)
Was
(mils)
Upside Scenarios
(mils)
$55
$35
New Business
•Long-term Energy
•
250 MW at $4.00 per kWm
(6/14)
•
250 MW at $6.02 per kWm
(4/15)
•Recent
Capacity
•
Long-term > $3.30
•
Near-term    $4.50
Upside:
Capacity and energy
contracts layered
in over time
12
(CONE)
Now
(mils)
$15
$5
(Forecast)
(Prior)
Capacity
Energy
$65
$40
+ $25 –
$50
more
$0.50
<

Electric
Gas
Combination
Betz
MSU FRIB
Durolast
Roofing
GM Assembly
Examples of New Business
Denso North America
•
Hub for all thermal
production in N. America
•
100 new jobs
•
$53.6 million investment
•
Investments thru 2015
Announcement
Enbridge
MACI
Dart
Brembo
Denso
WKW
Post
Magna-Cosma
13
Dicastal
Plasan
Continental Dairy
Auto
50
Food
7
Manufacturing
21
Metal
20
Petroleum
19
Plastics
19
Others
19
Industries
MW
Total                 Up 155
.
.
.
.
another
2½%
of
sales
growth.

.
.
.
.
provide
more
headroom
for
more
capital
investment.
14
Down 10%
$1.1 bil
$0.9 bil
2006
2014
2019
$1.0 bil
•
Coal to Gas Switching (Zeeland)
•
Smarter Benefit Plans
•
Productivity/Attrition
•
Coal to Gas Switching (Jackson)
•
“Pole Top” Hardening
•
Productivity/Smart Energy
Down 7%
Inflation
2%
Inflation
2%

O&M Cost Savings....

50%
~6% per year
Peers
~2% per year
Inflation
-25%
0
-7%
-7%
-6%
-7%
-10%
CMS
-17%
-25
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2018
Lines smoothed for illustrative purposes

.
.
.
.
accelerated;
funding
investment
and
reducing
risk.
O&M Trend vs
Peers
O&M Cost Savings
FAST START!
Attrition
$ -
35
$ -
75
Productivity
(Coal
Gas)
-
35
-
50
“Pole Top” Hardening
-
30
-
30
Smart Meters
-
5
-
25
Eliminate Waste
(UA’s)
-
15
-
20
Mortality Tables &
Discount
Rates
+50
+ 50
Service Upgrades
+10
+ 50
Net Savings
$ -
60
$ -
100
Percent Savings
-
6%
-
10%
2014
& 2015
2014
2018
(mils)
(mils)

.
.
.
.
even
easier,
with
lots
of
upsides.
Sustainable Future Growth
Investment (bils)
O&M Reductions
Sales Growth
Energy Policy
Future
Shines
Bright
$6.4
(10)%
+1%
$7.6
(7)%
+½
%
Past
Performance
Next 5
Years
Improved
Law
(2010-2014)
(2006-2014)
(2010-2014)
2008
Law
Last 7 Years
Next 5 Years
+7% /year
_ _ _ _ _
a
Adjusted
EPS
(non-GAAP)
$3.50
Conservative
Conservative
Capacity
Op!
a
Peers = 3% /year
b
_ _ _ _ _
a
As
of
March
31

Appendix * * * * * * * * * * * * * * * * * * * * * * ****************************************************

Electric
1
st
Quartile
2
nd
Quartile
4
th
Quartile
2010          2012         2014                        2016
3
rd
Quartile
.
.
.
.
continues
to
improve
rapidly.
Gas
1
st
Quartile
2
nd
Quartile
4
th
Quartile
3
rd
Quartile
2010          2012          2014                       2016
Present
Rank
Present
Rank
Residential
Business
Residential
Business
#6
#3
#2

#9

2020
2025
2030
.
.
.
.
to
be
in
a
good
carbon
position.
Carbon Tonnage Reduction
(Preliminary)
13
15
17
19
21
23
25
2005 Baseline
Million Tons
of CO
2
Consumers Energy
2014
Clean Power Plan
Projected
emission
level
“Implied”
EPA Target

Generation Strategy: New Supply Sources ....

5¢
Zeeland
6¢
6¢
Cross Winds ®
9¢
Big 5
5.5
Palisades

0
5
10
15
20
25
Coal
Nuclear
.
.
.
.
combined
cycle
gas
is
the
most
attractive
new
source
of
supply.
Levelized
cost
of new build
(¢/kWh)
Gas price=   $3.00             $4.50               $6.00
W/ tax
credit
W/o tax
credit
W/ emission
controls
Today
$3.00 per
watt
5¢
6¢
7¢
9¢
10¢
12¢
22¢
8¢
11¢
Back
-up
6¢
Wind
Combined Cycle Gas Plant
Residential Solar
15¢
Future
$2.00 per
watt?
Consumers Energy Sources
5¢
7¢
5.5¢
New Build
6¢

Back
-up

Capital Expenditures

CMS ENERGY

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
New Generation (includes Renewables)	$ 70	$ 224	$ 52	$ 64	$ 134	$ 544	$ 612	$ 1,156
Environmental	254	98	136	153	212	853	139	992
Gas Infrastructure	237	216	200	159	138	950	1,454	2,404
Smart Energy	130	177	164	43	22	536	-	536
Electric Reliability & Distribution	196	198	208	262	255	1,119	1,575	2,694
Maintenance (Electric & Gas)	714	700	650	774	786	3,624	4,094	7,718
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

Electric	$ 1,088	$ 1,116	$ 911	$ 983	$ 1,073	$ 5,171	$ 4,704	$ 9,875
Gas	513	497	499	472	474	2,455	3,170	5,625
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

21

Coal
34%
Gas
32%
Pumped
Storage
11%
Renewables
9%
Oil
6%
Nuclear
8%
Coal
24%
Gas
37%
Pumped
Storage
12%
Renewables
10%
Purchases
3%
Oil
6%
Nuclear
8%
. . . . evolving to cleaner generation while becoming more cost competitive.
Coal
41%
Gas
31%
Pumped
Storage
11%
Renewables
3%
Oil 6%
Nuclear
8%
2005
2017
2014

(0.5)
0.0
0.5
1.0
1.5
2.0
2.5
2014
2015
2016
2017
2018
2019
Amount
(bils)
$
Investment
Cash flow before dividend
_ _ _ _ _
a
Non-GAAP
NOLs & Credits   $0.7
$0.7
$0.5
$0.4
$0.3                            $0.2
. . . . up $½ billion or 30% over five years!
$2.2
Interest, working
capital and taxes
$1.8
$2.4
$1.68
Pct
of Market Cap (as of Dec. 2014)
Cap Inv
OCF
CMS
15%
Peers
14            12
Up $0.5
Billion
$2.0
$2.1
$1.9
Gross operating cash flow
a
up $0.1 billion per year
16%
15%

. . . . show continuous improvement.
•
Consistent
Performance
•
Less Risk
•
Customer Focus
•
Constructive
Regulation
•
Good Energy
Policy
Reflects
Present
Prior
2002
Scale
S&P
Moody’s
S&P
(Dec. ‘14)
Moody’s
(Mar. ‘15)
A+
A1
A
A2
A-
A3
BBB+
Baa1
BBB
Baa2
BBB-
Baa3
BB+
Ba1
BBB
Baa2
BBB-
Baa3
BB+
Ba1
BB
Ba2
BB-
Ba3
B+
B1
B
B2
B-
B3
Outlook
Stable
Stable
Consumers
Secured
CMS
Unsecured

_ _ _ _ _
a
Reflect 2015 sales forecast; weather adjusted
2015 Impact
Status
Sensitivity
EPS
OCF
Sales
a
•
Electric (38,093 GWh)
•
Gas (302.6 Bcf)
+
1%
+
5
+
$0.05
+
0.07
+
$ 20
+
30
Gas prices (NYMEX)
+
50¢
0
55
ROE (authorized)
•
Electric (10.3%)
•
Gas (10.3%)
+
10 bps
+
20
+
0.01
+
0.01
+
5
+
4
Interest Rates
Capital Investment
O&M Cost
+100 bps
+$100 mil
+
2%
< 0.01
+
0.01
0.04
0
+
10
20
–
+
.
.
.
.
reflect
strong
risk
mitigation.
–
+
–
+
–
+
(mils)
–
+
–
+

Electric Customer Base Diversified . . . .

$2.3 Billion

.
.
.
.
“autos”
only
5%
of
gross
margin.
•
Hemlock Semiconductor
•
General Motors
•
Nexteer
Automotive Corporation
•
Gerdau MacSteel
•
Denso International
•
Packaging Corporation of America
•
Meijer
•
State of Michigan
•
Spectrum Health
•
AT&T
Percentage
of
electric
gross
margin
is
2.4%
Top Ten Customers
2014 Electric Gross Margin
Other
4%
Industrial
8%
Commercial
33%
Residential
50%
(2014 Ranked
by Deliveries)
Auto
5%

2016
2015
2014
Filed
$88 M
7/01
.
.
.
.
primarily
for
customer
improvement
with
large
O&M
offsets.
ELECTRIC
GAS
Our View
Our View
Filed
$163 M
12/05
Securitization
Surcharge Ends
$80 M
2016
2015
2014
Jackson Plant in
rate base
Investment recovery
and cost reductions
New Rate Design
A)
B)
C)
Settled
$45 M
Final
Order
New
Rate
Design
Jackson Plant
Classic 7
Decommissioned
Self-
implement
$110 M
6/4
B)
C)
A)
Settled $45 million
10.3% ROE
A)
B)

GAAP Reconciliation * * * * * * * * * * * * * * * * * * * * * * ****************************************

2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Reported earnings (loss) per share - GAAP
($0.30)
$0.64
($0.44)
($0.41)
($1.02)
$1.20
$0.91
$1.28
$1.58
$1.42
$1.66
$1.74
After-tax items:
Electric and gas utility
0.21
(0.39)
-

-

(0.07)
0.05
0.33
0.03
-

0.17
-

-

Enterprises
0.74
0.62
0.04
(0.02)
1.25
(0.02)
0.09
(0.03)
(0.11)
(0.01)
*
0.03
Corporate interest and other
0.16
(0.03)
0.04
0.27
(0.32)
(0.02)
0.01
*
(0.01)
*
*
*
Discontinued operations (income) loss
(0.16)
0.02
(0.07)
(0.03)
0.40
(*)
(0.08)
0.08
(0.01)
(0.03)
*
(*)
Asset impairment charges, net
-

-

1.82
0.76
0.60
-

-

-

-

-

-

-

Cumulative accounting changes
0.16
0.01
-

-

-

-

-

-

-

-

-

-

Adjusted earnings per share, including MTM - non-GAAP
$0.81
$0.87
$1.39
$0.57
$0.84
$1.21
(a)
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
Mark-to-market impacts
0.03
(0.43)
0.51
Adjusted earnings per share, excluding MTM - non-GAAP
NA
$0.90
$0.96
$1.08
NA
NA
NA
NA
NA
NA
NA
NA
*
Less than $500 thousand or $0.01 per share.
(a)
$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.
CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

2014
2015
2016
2017
2018
2019
Consumers Operating Income + Depreciation & Amortization
1,813
$
1,940
$
1,955
$
2,081
$
2,194
$
2,358
$
Enterprises Project Cash Flows
20

20

28

50

52

55

Gross Operating Cash Flow
1,833
$
1,960
$
1,983
$
2,131
$
2,246
$
2,413
$
(386)

(280)

(583)

(631)

(646)

(713)

Net cash provided by operating activities
1,447
$
1,680
$
1,400
$
1,500
$
1,600
$
1,700
$
CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)
Other operating activities including taxes, interest payments and working capital

CUSTOMERS

Customer Satisfaction ....
CMS ENERGY
Electric
Gas
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#3
#6
#2
#9
Present Rank
2010
2012
2014
2016
Residential
Business
.... continues to improve rapidly.

INVESTORS

"Reinvestment" Helps Customers ....
CMS ENERGY
Adjusted EPS (non-GAAP)
Increase forestry
Accelerate "DIG" Outage to 2015
– $8 mil cost in 2015; $10 mil benefit in 2016
– Capacity increase 38 MW
17¢
2015
2014
$1.77 +7%
Guidance
January
March 31
June 30
September 30
December
.... AND provides sustainable, premium growth for INVESTORS.

CMS ENERGY

July 2015
OUR MODEL; OUR PLAN
INVESTOR INFORMATION
CMS Energy Corporation                                                                          Phil McAndrews    (517) 788-1464
Investor Relations Department                                                                 Travis Uphaus       (517) 768-3114
One Energy Plaza, Jackson, MI 49201                                                      www.cmsenergy.com
•
12 year track record
(EPS and dividend growth)
•
Capex --
100% organic
(no “big bets”)
•
Self-funded
--
No block equity dilution!
(5 years!)
•
World-class cost performance
•
Conservative sales planning
(under promise/over deliver)
•
World-class regulation and law
OUTPERFORMED FOR A DECADE:
NEXT DECADE EVEN BRIGHTER
•
Improvement to 2008 Energy Law
-
Senator Nofs’
bill  (July)
-
Rep. Nesbitt’s bill w/ full reg. (March)
•
PA 169 (cost of service) approved
(Improves industrial rate
competitiveness by 4%)
•
MISO Zone 7 Capacity Shortfall 1,300 MW
(More upside to ten-year $15.5 billion
capital investment plan)
Top of Mind

CMS ENERGY

+$100 mil
+10¢
OCF
EPS
Organic Growth
16%
20%
National Avg
2013 2014 2015 2016
30%
Midwest Avg
2013 2014 2015 2016

Adjusted EPS
Gross OCF
Dividend
CapEx
CMS
O&M Cost
Electric Sales
(Ind.     /Total    )
Energy Policy
10%
11
16%
15
21%
•
Energy efficiency standards
•
File and implement
•
10% renewables by 2015
•
10% ROA cap
•
Adaptability
•
Reliability
•
Affordability
•
Environmentally protective
2015 Update
2008 Law
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2008 - 2009 Recession
2010 - 2013 Recovery
2014
2015
2016 - 2019 Future
$1 bil
capex =
+1% sales = $20 mil OCF = 5¢ EPS
Self-funded (No block equity dilution)
+ $0.6
$1.8
$2.4
Base Rates
<  2%
2005 -
2014
$10.7 B
2015 -
2024
$15.5 B
Opportunity
$16.5 + B
+30%
+45%
Down 10%
Down 7%
-5%
-2.5%
5%
1%
3%
1%
2%
½%
$1.1
$0.9
$1.3
>  2%
<  2%
$1.77
Conservative
Opportunity
•
Generation capacity
•
Gas infrastructure
•
Grid modernization
No “Big Bets”
Gas Infrastructure
Electric Reliability
Smart Energy
Environmental
New Generation
Electric Maintenance
2006
2014
2019
Residential Bills
Industrial Rates
(bils)
(bils)
% of Mkt Cap
Peers
•
New capacity
•
Gas combined cycle --
$700 million
•
Renewables --
$1 billion
•
New Energy Efficiency
•
Incentive/ rate base
•
Decoupling
•
Eliminate ROA subsidy =  $150 million
$20 + B
Upside
Peers up 42%
Actual
Plan
Upsides NOT in Plan
Int’l Sale
$1.0
2.8%
8.7%
7% /year
+ $0.5
This placemat contains “forward-looking statements”; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially.  It also contains non-GAAP measures.  Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com
a
a
a
Non-GAAP         As of March 31, 2015
b
b
b
20¢
36¢
50¢
66¢
84¢
96¢
$1.02
$1.08
$0.81
$0.90
$0.96
$1.08
$0.84
$1.21
$1.26
$1.36
$1.45
$1.55
$1.66
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Future